UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2007
VISUAL SCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31613 (Commission File Number)	33-0727173 (IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
          On October 25, 2007, Visual Sciences, Inc. (“Visual Sciences”) and Omniture, Inc., a Delaware corporation (“Omniture”), conducted a joint conference call regarding having entered into an Agreement and Plan of Reorganization, along with Voyager Merger Corp, a Delaware corporation wholly-owned by Omniture. A copy of the transcript of that conference call is attached hereto as Exhibit 99.1.
          During that call, the Chief Executive Officer of Visual Sciences, James W. MacIntyre, IV, confirmed that, although Visual Sciences has not yet finalized the full review of its third quarter results, Visual Sciences expects to report financial results that meet or exceed the guidance it had previously announced on August 2, 2007, excluding the GAAP expense associated with the NetRatings legal settlement.
          Visual Sciences’ previously announced guidance was included in a press release furnished on a Current Report on Form 8-K, dated August 2, 2007, filed with the Securities and Exchange Commission on August 2, 2007.
          The Settlement Agreement between Visual Sciences and NetRatings, Inc. is described in the Current Report on Form 8-K, dated August 17, 2007, filed with the Securities and Exchange Commission on August 23, 2007.
Cautionary Statement Regarding Forward-Looking Statements
          This filing and the attached transcript contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this filing and the attached transcript include statements about future financial and operating results, the proposed Omniture/Visual Sciences transaction, market growth opportunities and benefits to customers, partners, employees and investors. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if either of Visual Sciences or Omniture does not receive required stockholder approvals or fails to satisfy other conditions to closing, the merger will not be consummated. In any forward-looking statement in which Visual Sciences expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of either the

Omniture or Visual Sciences stockholders to approve the proposed merger, and other economic, business, competitive, and/or regulatory factors affecting Visual Sciences’ business generally, including those set forth in Visual Sciences’ most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections, and its Current Reports on Form 8-K and other SEC filings. Visual Sciences is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.
Additional Information About the Merger and Where to Find It
          Omniture intends to file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement/prospectus of Omniture and Visual Sciences and other relevant materials in connection with the proposed transaction. The joint proxy statement/prospectus will be mailed to the stockholders of Omniture and Visual Sciences. Investors and security holders of Omniture and Visual Sciences are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Omniture, Visual Sciences and the proposed transaction. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Omniture or Visual Sciences with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders may obtain free copies of the documents filed with the SEC by Visual Sciences at vscn@marketstreetpartners.com or by contacting Visual Sciences Investor Relations via telephone at 858-546-0040. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Omniture by contacting Omniture’s Investor Relations at ir@omniture.com or via telephone at (801) 722-7037. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.
          Visual Sciences and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Visual Sciences and Omniture in favor of the proposed transaction. Information about the directors and executive officers of Visual Sciences and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.
          Omniture and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omniture and Visual Sciences in favor of the proposed transaction. Information about the directors and executive officers of Omniture and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Transcript of Conference Call Conducted by Visual Sciences and Omniture on October 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL SCIENCES, INC.
Date: October 29, 2007	By:	/s/ Andrew S Greenhalgh
Andrew S. Greenhalgh
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Conference Call Conducted by Visual Sciences and Omniture on October 25, 2007.